Exhibit 10(r)

STATE OF NORTH CAROLINA                                       FHA Case No.
                                                              053-11099-REF/CON

                                    DEED OF TRUST
                                    and Assignment of Rents,
                                    Profits and Income (Multifamily)
___________________________________________________________________

         This indenture, Made and entered into this 22nd day of November, 1995 by and between BASS REAL ESTATE FUND-84, A NORTH CAROLINA LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of North Carolina having its principal office and place of business at 4000 Park Road, Charlotte, North Carolina 28209 hereinafter called the party of the first part, and James Kozuch and/or Michael Aquilino, either of whom may act, Trustee(s), hereinafter called party of the second part, and REILLY MORTGAGE GROUP, INC., a corporation organized and existing under the laws of the District of Columbia hereinafter called party of the third part.

         This conveyance is made in trust to secure payment of a just indebtedness of the party of the first part to the party of the third part in the principal sum of THREE MILLION TWO HUNDRED THIRTY THOUSAND AND NO/100ths DOLLARS ($3,230,000.00), evidenced by its
Note of even date herewith, bearing interest from date on outstanding balances at SEVEN AND SIX TENTHS PERCENT (7.60%) per annum, said principal and interest being payable in monthly installments as provided in said Note with a final maturity of DECEMBER 1, 2030, which Note is identified as being secured hereby by a certificate thereon. Said Note and all of its terms are incorporated herein by reference and this conveyance shall secure any and all extensions thereof, however evidenced.

         Now, therefore, in consideration of the aforesaid indebtedness and the sum of ONE AND NO/100ths DOLLARS ($1.00) cash in hand paid, the receipt of which is hereby acknowledged, the part of the first part has bargained, sold, given, granted and conveyed and does by these presents bargain, sell, give, grant and convey to the part of the second part, his successors and assigns, all that certain lot or parcel of land or leasehold situated in the City of Charlotte, County of Mecklenburg, State of North Carolina, and more particularly designated and described as follows:

        See Exhibit "A" attached hereto and made a part hereof.

Together with all buildings and improvements thereon and all and singular the tenements, hereditaments and appurtenances thereunto belonging, or in anywise appertaining; including all after-acquired title, franchise, licenses or easements; and together with all right, title and interest of the party of the first part from time to time in and to any land all heating, lighting, plumbing, cooking, incinerating, ventilating, air-conditioning, laundry and refrigerating equipment; all elevators and motors, cabinets, engines and machinery, sprinkler systems, all storm and screen

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doors, screens, awnings, window shades, blinds and floor coverings and other property now or hereafter owned by the party of the first part, or any successor in title, and attached to or used in connection with the real estate or leasehold hereinafter described; and together with all building materials and equipment located on the premises and intended to be incorporated in the buildings or other improvements; and also all furnishings and articles of personal property now or hereafter attached to or in and about the building or buildings now erected or hereafter to be erected on the lands herein described, which are necessary to the complete and comfortable use and occupancy of such building or buildings for the purposes for which they were or are to be erected, including all goods, chattels and personal property as are ever used or furnished in operating a building, or the activities conducted therein, similar to the one herein described and referred to, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are, or shall be attached to said building or buildings in any manner.

         The parties hereto agree that all the foregoing property to the extent permitted by law shall be deemed to be affixed to and a part of the realty.

         To have and to hold the same, with all the rights, privileges and appurtenances thereunto belonging, to the party of the second part, his successors and assigns, forever. The party of the first part covenants with the party of the second part that it is seized of the premises in fee or as a leasehold and has the right to convey the same; that the same are free and clear of all encumbrances and that it will warrant and forever defend the premises unto the party of the second part from and against the lawful claims of all person whomsoever.

         In trust, however, for the following purposes:

         1. That the party of the first part will pay the Note at the times and in the manner provided therein;

         2. That the party of the first part will not permit or suffer the use of any of the property for any purpose other than the use for which the same was intended at the time this Deed of Trust was executed;

         3. That the Regulatory Agreement, if any, executed by the party of the first part and the Secretary of Housing and Urban
Development, acting by and through the Federal Housing
Commissioner, which is being recorded simultaneously herewith, is incorporated in and made a part of this Deed of Trust. Upon default under the Regulatory Agreement and upon the request of the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, the party of the third part, at its option, may declare the whole of the indebtedness secured hereby to be due and payable;

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         4.       That all rents, profits and income from the property
covered by this Deed of Trust are hereby assigned to the party of the third part for the purpose of discharging the debt hereby secured. Permission is hereby given to the party of the first part so long as no default exists hereunder, to collect such rents, profits and income for use in accordance with the provisions of the Regulatory Agreement;

         5. That upon default hereunder party of the third part shall be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession and protect the property described herein and operate same and collect the rents, profits and income therefrom;

         6. That at the option of the party of the first part the principal balance secured hereby may be reamortized on terms acceptable to the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner if a partial prepayment results from and award in condemnation in accordance with provisions of Paragraph 8 herein, or from an insurance payment made in accordance with provisions of Paragraph 7 herein, where there is a resulting loss of project income;

         7. That the party of the first part will keep the improvements now existing or hereafter erected on the deeded property insured against loss by fire and such other hazards, casualties, and contingencies, as may be stipulated by the Secretary of Housing of Urban Development, acting by and through the Federal Housing Commissioner upon the insurance of the Deed of Trust and other hazards as may be required from time to time by the party of the third part, and all such insurance shall be evidenced by standard Fire and Extended Coverage Insurance Policy or Policies, in amounts not less than necessary to comply with the applicable Coinsurance Clause percentage, but in no event shall the amounts of coverage be less than eight (80) percent of the Insurable Values or not less than the unpaid balance of the insured Deed of Trust, whichever is the lesser, and in default thereof the party of the third part shall have the right to effect insurance. Such policies shall be endorsed with standard Mortgage clause with loss payable to the party of the third part and the Secretary of Housing and Urban Development as interest may appear, and shall be deposited with the party of the third part;

         That if the premises covered hereby, or any part thereof, shall be damaged by fire or other hazard against which insurance is held as hereinabove provided, the amounts paid by any insurance company in pursuance of the contract of insurance to the extent of the indebtedness then remaining unpaid, shall be paid to the party of the third part, and, at its option, may be applied to the debt or released for the repairing or rebuilding of the premises;

         8. That all awards of compensation in connection with condemnation for public use of or a taking of any of that property, shall be paid to the party of the third part to be applied to the amount due under the Note secured hereby in (1) amounts equal to the next maturing installment or installments of principal and (2) with any balance to be credited to the next payment due under the Note. That all awards of damages in connection with any condemnation for public use of or injury to any residue of that property, shall be paid to the party of the third part to be applied to a fund held for and on behalf of the party of the first part which fund shall, at the option of the party of the third part, and with the prior approval of the Secretary of Housing and Urban Development, either be applied to the amount due under the Note as specified in the preceding sentence, or be disbursed for the restoration or repair of the damage to the residue. No amount applied to the reduction of the principal amount due in accordance with (1) shall be considered an optional prepayment as the term is used in this Deed of Trust and the Note secured hereby, nor relieve the party of the first part from making regular monthly payments commencing on the first day of the first month following the date of receipt of the award. The party of the third part is hereby authorized in the name of the party of the first part to execute and deliver valid acquittances for such awards and to appeal from such awards.

         9. If the party of the first part shall well and truly perform all the terms and conditions of this Deed of Trust and of the Note secured hereby, then this conveyance shall be null and void, and shall be properly canceled of record;

         10. If, however, the party of the first part shall default in making any monthly payments provided for herein or in the Note secured hereby and if such default is not made good prior to the due date of the next such installment or if the party of the first part shall default in the performance of any covenants, stipulations or conditions contained herein, then all sums owing by the party of the first part to the party of the third part under this Deed of Trust, or under the Note secured hereby shall immediately become due and payable at the option of the party of the third part; and, on the application of the party of the third part, it shall be lawful for and the duty of the party of the second part, and he is authorized and empowered, to sell the lands and premises or the leasehold estate hereinabove before described at public auction to the highest bidder for cash, at the usual and customary place for such sales at he courthouse in Mecklenburg
County, State of North Carolina in accordance with North Carolina law, and upon such sale the party of the second part shall collect the purchase money and convey title to the purchaser in fee simple;
and after retaining one percentum (1%) of the proceeds of such sale as compensation for the making thereof and for all services performed, and after retaining also all expenses incurred, including reasonable attorney's fees, the party of the second part shall apply so much of the residue as may be necessary to pay off the debt secured hereby, including accrued interest thereon, as well as any other sums owing to the party of the third part by the party of the first part pursuant to this instrument, and the surplus, if any, shall be paid to the party of the first part.
The party of the first part agrees that in the event of a sale hereunder the party of the third part shall have the right to bid at such sale and become the purchaser thereat;

         11. That, together with and in addition to the monthly payments of interest or of principal and interest payable under the terms of the Note secured hereby, it will pay to the party of the third part, on the first day of each month, after date hereof and continuing until the debt security hereby is paid in full, the following sums:

         (a) An amount sufficient to provide the party of the third part with funds to pay the next mortgage insurance premium if this instrument and the Note secured, hereby are insured or a monthly service charge, if they are held by the Secretary of Housing and Urban Development, as follows:

         (i) If and so long as said Note of even date and this instrument are insured or are reinsured under the provisions of the National Housing Act, an amount sufficient to accumulate in the hands of the party of the third part one month prior to its due date the annual mortgage insurance premium, in order to provide the party of the third part with funds to pay such premium to the Secretary of Housing and Urban Development pursuant to the National Housing Act, as amended, and applicable Regulations thereunder, or

         (ii) If and so long as said Note of even date and this instrument are held by the Secretary of Housing and Urban Development, a monthly service charge in an amount equal to one-twelfth of one-half (1/12 of 1/2) percent of the average outstanding principal balance due on the Note computed for each successive year beginning with the first day of the month following the date of this instrument, if the Secretary of Housing and Urban Development is the party of the third part named herein, or the first day of the month following assignment, if the Note and this instrument are assigned to the Secretary of Housing and Urban Development without taking into account delinquencies or prepayment;

         (b) A sum equal to the ground rents, if any next due, plus the premiums that will next become due and payable on policies of fire and other property insurance covering the premises covered hereby, plus water rates, taxes and assessments next due on the premises covered hereby (all as estimated by the party of the third part) less all sums already paid therefor divided by the number of months to elapse before one month prior to the date when such ground rents, premiums, water rates, taxes and assessments will become delinquent, such sums to be held by the party of the third part in trust to pay said ground rents, premiums, water rates, taxes, and special assessments;

         (c) All payments mentioned in the two preceding subsections of this paragraph and all payments to be made under the Note secured hereby shall be added together and the aggregate amount thereof shall be paid each month in a single payment to be applied by the party of the third part to the following items in the order set forth:

         (i) premium charges under the Contract of Insurance with the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner or service charge;

         (ii) ground rents, taxes, special assessments, water rates, fire and other property insurance premiums;

         (iii)  interest on the Note secured hereby;

         (iv)     amortization of the principal of said Note;

         12. In the event the party of the first part fails to pay any sums provided for in this Deed of Trust, the party of the third part, at its option, may pay the same. Any excess fund accumulated under (b) of the preceeding paragraph remaining after payment of the items therein mentioned, shall be credited to subsequent monthly payments of the same nature required thereunder; but if any such item shall exceed the estimate therefor, or if the party of the first part shall fail to pay any other governmental or municipal charge, the party of the first part shall forthwith make good the deficiency or pay the charge before the same become delinquent or subject to interest or penalties and in default thereof the party of the third part may pay the same. All sums paid by the party of the third part and any sums which the party of the third part may be required to advance to pay mortgage insurance premiums shall be added to the principal of the debt secured hereby and shall bear interest from the date of payment at the rate specified in the Note and shall be due and payable on demand. In case of termination of the Contract of Mortgage Insurance by prepayment of the Deed of Trust in full, or otherwise (except as hereinafter provided), accumulations under (a) of the preceding paragraph hereof not required to meet payments due under the Contract of Mortgage Insurance, shall be credited to the party of the first part. If the property is sold under foreclosure or is otherwise acquired by the party of the third part after default, any remaining balance of the accumulations under (b) of the preceding paragraph shall be credited to the principal of the Deed of Trust as of the date of the commencement of foreclosure proceedings or as of the date the property is otherwise acquired;
and accumulations under (a) thereof shall be likewise credited unless required to pay sums due the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner under the Contract of Mortgage Insurance;

         13. That the party of the first part will keep the said premises in as good order and condition as they are now and will not commit or permit any waste thereof, reasonable wear and tear excepted and in the event of the failure of the party of the first part to keep the buildings on said premises and those to be erected on said premises, or improvements thereon, in good repair, the party of the third part may make such repairs as in its discretion it may deem necessary for the proper preservation thereof, and any sums paid for such repairs shall bear interest from the date of payment at the rate specified in the Note, shall be due and payable on demand and shall be fully secured by this Deed of Trust;

         14. That if there be a sale of the premises herein conveyed, as provided above, the party of the first part shall become tenant at will of the purchaser and shall be entitled to possession for only ten (10) days after the date of delivery of the deed to the purchaser; and after such period the party of the first part does hereby release and relinquish all right, title, and interest in and to said premises, or the possession thereof;

         15. That no sale of the premises described above and no forbearance on the part of the party of the third part and no extension of the time for payment of the debt secured hereby given by the party of the third part shall operate to release, discharge, modify, change or affect the original liability of the party of the first part herein, either in whole or in part;

         16. That if foreclosure proceedings are instituted under this Deed of Trust, the party of the second part is authorized to take possession of the premises above described, and collect any rental, accrued or to accrue; or he may let the premises or any part thereof, receive the rents, income and profits therefrom, and hold the proceeds subject to the order of the court for the benefit of the party of the third part, pending the final decree in the foreclosure proceedings, and during any period allowed by law for the redemption from any sale ordered in such proceeding; and the party of the second part may act irrespective of the value of the property described or its adequacy to secure or discharge the indebtedness then owing;

         17. That in case the party of the third part shall for any reason desire to replace the party of the second part or any of his or its successors as trustees hereunder, said party of the third part, its successors or assigns shall have and is hereby granted full power and authority to remove said trustee and to appoint his or its successor by instrument in writing, duly acknowledged or proved so as to entitle the same to record in this State, and such new trustee shall thereupon become successor to the title of the said property and the same shall become vested in him in trust for the purposes and objects of these presents with all the powers, duties, and obligations herein conferred on the said party of the second part, in the same manner and to the same effect as though he or it were named herein as trustee;

         18. That the party of the first part will not voluntarily create or permit to be created against the property subject to this Deed of Trust any lien or liens inferior or superior to the lien of this Deed of Trust and further that it will keep and maintain the same free from the claim of all persons supplying labor or materials which will enter into the construction of any and all buildings now being erected or to be erected on said premises;

         19. That the improvements about to be made upon the premises above described and all plans and specifications comply with all municipal ordinances and regulations made or promulgated by lawful authority, and that the same will upon completion comply with all such municipal ordinances and regulations and with the rules of the fire rating or inspection organization, bureau, association or office having jurisdiction, which are now or may hereafter become applicable;

         20.      MARKED OUT COMPLETELY.

         21. The party of the first part covenants and agrees that so long as this Deed of Trust and the said Note secured hereby are insured or held by the Secretary of Housing and Urban Development under the provisions of the National Housing Act, it will not execute or file for record any instrument which imposes a restriction upon the sale or occupancy of the mortgaged property on the basis of race, color, or creed;

         22. That no waiver of any covenant herein or of the Note secured hereby shall at any time thereafter be held to be a waiver of the terms hereof or of the Note secured hereby;

         23. The covenants herein contained shall bind, and the benefits and advantages shall inure to the legal representatives, successors or assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

         24.      MARKED OUT COMPLETELY.

         25. Notwithstanding any other provision contained herein or in the Note, it is agreed that the execution of the Note shall impose no personal liability upon the party of the first part for payment of the indebtedness evidenced thereby and in the event of a default, the holder of the Note shall look solely to the property subject to this Deed of Trust and to the rents, issues and profits thereof in satisfaction of the indebtedness evidenced by the Note and will not seek or obtain any deficiency or personal judgment against the party of the first part except such judgment or decree as may be necessary to foreclose or bar its interest in the property subject to this Deed of Trust and all other property mortgaged, pledged, conveyed or assigned to secure payment of the Note; provided, that nothing in this condition and no action so taken shall operate to impair any obligation of the make under the Regulatory Agreement herein referred to and made a part hereof.

         In witness whereof, the party of the first part has caused these presents to be signed under seal the day and year written above.

                                      BASS REAL ESTATE FUND-84, A
                                      NORTH CAROLINA LIMITED PARTNERSHIP [SEAL]

[CORPORATE SEAL]                      By:  Marion Bass Real Estate Group, Inc.
                                               Managing General Partner
ATTEST:
                                      By:  ___________________________________
______________________                            Ronald L. Paschal
Secretary                                           Vice President
______________________________________________________________________________

State of North Carolina                     ]                 ACKNOWLEDGMENT
                                            ]:ss
County of Mecklenburg                       ]

         On this 22nd day of November personally came before me J. MICHAEL NEESE, a Notary Public of the County of Mecklenburg, State of North Carolina, Ronald L. Paschal, who, being by me duly sworn, says that he is Vice President of Marion Bass Real Estate Group, Inc., a corporation, the Managing General Partner of Bass Real Estate Fund-84, A North Carolina Limited Partnership, and that the seal affixed to the foregoing instrument is the corporate seal of said Managing General Partner and that said instrument was signed and sealed by him for and on behalf of said Limited Partnership by authority duly given by said Managing General Partner. And said Limited Partnership acknowledged said instrument to be the act and deed of said Limited Partnership.

         Witness my hand and official seal.

                                           _______________________________
                                                     Notary Public

[SEAL]

My Commission expires:  05-18-99

___________________________________________________________________________

State of North Carolina,
County of Mecklenburg

         The foregoing certificate of _____________________________, a notary public of the County of ____________________, duly authenticated by his notarial seal thereto attached, is adjudged to be correct. This ________ day of November, 1995.

___________________________________________________________________________

State of North Carolina

Loan No. 053-11099-REF/CON
___________________________

      DEED OF TRUST

___________________________

BASS REAL ESTATE FUND-84,
A NORTH CAROLINA LIMITED PARTNERSHIP


          To

REILLY MORTGAGE GROUP, INC.

___________________________

  Filed for registration in _________
County Registry, this ___ day of
___________, 1995, at _______________
o'clock  __.m.  Recorded in Book
_____ at page _____ this ____________
day of __________________, 19___.

  Verified and property indexed same date.

__________________________

__________________________
Register of Deeds,
Mecklenburg County, N.C.

Drawn By and Mail To:

William N. Harris
Box 47, Kennedy Covington Lobdell & Hickman, L.L.P.

BK:  08375 PG: 0470/0475  #:0193    22.00
JUDITH A. GIBSON REG. OF DEEDS MECK, NC
FILED FOR REGISTRATION 11728/95  11:49

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                                                      THE CHASE

                                                     EXHIBIT A

         BEGINNING at a new iron pin located at the northeasterly intersection of Shenandoah Avenue (a 60-foot public right-of-way) and Rockway Drive (a 30-foot public right-of-way); thence with the easterly margin of Shenandoah Avenue N. 52-52-15 W. 145.46 feet to a new iron pin located in the easterly margin of Independence Boulevard (variable width public right-of-way); thence with the easterly margin of said Independence Boulevard N. 26-44-22 W. 39.46 feet to a new iron pin; thence N. 23-03-35 W. 189.54 feet to a point in Briar Creek; thence with Briar Creek the following five
(5) courses and distances: (1) N. 17-30-00 E. 64.65 feet to a point, (2) N. 07-00-00 W. 120.00 feet to a point, (3) N. 09-00-00
E. 110.00 feet to a point, (4) N. 22-30-00 E. 270.00 feet to a point, (5) N. 52-25-56 E. 91.35 feet to a point located in the southwesterly margin of Commonwealth Avenue (a 60-foot public right-of-way); thence with the southwesterly margin of said Commonwealth Avenue S. 52-52-15 E. 487.07 feet to an existing iron pin at the northeasternmost corner of the E.T. Mangum property (now or formerly); thence with the line of said E.T. Mangum property the following two (2) courses and distances: (1) S. 37-01-37 W. 299.98 feet to an existing iron pin, (2) S. 52.51.12 E. 60.12 feet to a new iron pin in the westerly margin of the right-of-way of the above-referenced Rockway Drive; thence with the westerly margin of said Rockway Drive S. 37-16-58 W. 405.00 feet to the POINT AND PLACE OF BEGINNING, containing approximately 6.9465 acres according to survey for Bass Real Estate Fund-84, a North Carolina limited partnership re: The Chase prepared by R.B. Pharr & Associates, P.A., dated October 18, 1995.
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